Inventories	12 Months Ended
Mar. 31, 2021
Inventory Disclosure [Abstract]
Inventories	Inventories

	JPY (millions) As of March 31
	2020	2021
Finished products and merchandise	¥205,979	¥216,403
Work-in-process	395,842	387,917
Raw materials and supplies	157,778	149,561
Total	¥759,599	¥753,881
The amount of inventory write-offs recognized was 9,321 million JPY, 37,210 million JPY, and 24,269 million JPY for the years ended March 31, 2019, 2020 and 2021 respectively, and was included in cost of sales.